UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Tenaya Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40656	81-3789973
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Boulevard Suite 500
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 825-6990

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TNYA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tenaya Therapeutics, Inc. (the “Company”) amended and restated its 2021 Equity Incentive Plan (the “A&R 2021 Equity Incentive Plan”), effective as of May 27, 2026 upon approval by the stockholders of the Company at the Annual Meeting (as defined below).

The amendments to the A&R 2021 Equity Incentive Plan included (1) a one-time increase to the number of shares of common stock reserved for issuance by approximately 3% of the Company’s outstanding shares (6,509,966 shares), (2) an amendment to the annual “evergreen” provision to remove the annual limit of 4 million shares, while maintaining the annual increase at 4% of the Company’s outstanding shares, and (3) limiting the number of shares that can be issued as incentive stock options under the plan.

The material terms of the A&R 2021 Equity Incentive Plan are described in “Proposal No. 3 - Approval of the Tenaya Therapeutics, Inc. Amended and Restated 2021 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 16, 2026, which description is incorporated herein by reference.

The foregoing description of the A&R 2021 Equity Incentive Plan is qualified in its entirety by reference to the text of the A&R 2021 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 27, 2026. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of Class II Directors

Name of Director Nominee	For	Withheld	Broker Non-Votes
Amy Burroughs, M.B.A.	87,345,171	2,943,581	48,606,132
Karah Parschauer, J.D.	86,234,879	4,053,873	48,606,132
Catherine Stehman-Breen, M.D.	87,110,660	3,178,092	48,606,132

Each director nominee was duly elected to serve until the 2029 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
135,650,321	2,023,657	1,220,906	0

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3: Approval of the Company’s Amended and Restated 2021 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
67,356,607	20,575,701	2,356,444	48,606,132

The stockholders approved the amendment and restatement of the Company’s 2021 Equity Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2021 Equity Incentive Plan

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENAYA THERAPEUTICS, INC.
	By:	/s/ Jennifer Drimmer Rokovich
Jennifer Drimmer Rokovich
General Counsel and Secretary

Date: May 29, 2026